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                                                                    EXHIBIT 10.3

           [LOGO AND LETTER OF IBM CREDIT CORPORATION APPEARS HERE]

April 22, 1998



Compucom Systems, Inc.
Mr. Daniel Celoni
Vice President, Finance
7171 Forest Lane
Dallas, TX 75230

Reference: Agreement for Inventory Financing, dated September 20, 1996 (the
           "Agreement")

Dear Dan,

IBM Credit Corporation ("IBM Credit") is pleased to offer Compucom Systems, Inc. ("Compucom") an extension of the terms of the Agreement for the period specified below.

Please indicate your acceptance of this extension of the Termination Date (as defined in the Agreement) from December 21, 1997 to September 21, 1998 by signing this letter, where indicated, and returning it to IBM Credit on or before May 22, 1998.

Compucom acknowledges that the Agreement has been in full force and effect for the period December 21, 1997 through and including the date that this letter is executed by both IBM Credit and Compucom.

Except as specifically modified by this letter, the terms and conditions of the Agreement shall remain in full force and effect.

IBM Credit wants to provide Compucom with quality financial services as an enhancement to Compucom's business activities. IBM Credit therefore appreciates this opportunity to respond to Compucom's financing needs.

Sincerely,                                      Acknowledged and Agreed to:

IBM CREDIT CORPORATION                         *COMPUCOM SYSTEMS, INC.

By: [ILLEGIBLE]                                 By: /s/ DANIEL CELONI
    -------------------------                       --------------------------
Title: AOM - Credit                             Title: VP - Finance
       ----------------------                          -----------------------
Date: April 22, 1998                            Date: April 24, 1998
      -----------------------                         ------------------------

                                               *Please read in conjunction with
                                                Amendment for Inventory
                                                Financing made as of December
                                                16, 1997 by and between CompuCom
                                                Systems Inc. and IBM Credit
                                                Corporation DC 4/24/98.